Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of November 7, 2003, is between and among ATRION CORPORATION, a Delaware corporation ("Atrion"), ATRION MEDICAL PRODUCTS, INC., an Alabama corporation ("AMI"), HALKEY-ROBERTS CORPORATION, a Florida corporation ("Halkey-Roberts"), QUEST MEDICAL, INC., a Texas corporation ("Quest"), ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company (successor by conversion to AlaTenn Pipeline Company, Inc. an Alabama corporation) ("AlaTenn"), ATRION LEASING COMPANY, LLC, an Alabama limited liability company (successor by conversion to Atrion Leasing Company, Inc. an Alabama corporation) ("ALI"), and ATRION INTERNATIONAL, INC., a U.S. Virgin Islands corporation ("AII") (individually, a "Borrower," and collectively, the "Borrowers") and SOUTHTRUST BANK, an Alabama banking corporation (successor by conversion to SouthTrust Bank, National Association, a national banking association)(the "Lender").

RECITALS:

Borrowers and Lender are parties to that certain Loan and Security Agreement dated November 12, 1999, as amended by Amendment to Loan and Security Agreement dated as of December 26, 2001 (as amended, the "Loan Agreement"), pursuant to which the Lender established a Credit Facility for the Borrowers' benefit in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000). All defined terms used in this Agreement without definition shall have the meanings ascribed to them in the Loan Agreement. In order to further evidence the Credit Facility, the Borrowers executed and delivered to Lender the Line of Credit Promissory Note dated November 12, 1999 in the original stated principal amount of $18,500,000, as amended by Note Extension Agreement dated August 31, 2001, and by Second Amendment to Line of Credit Promissory Note dated December 26, 2001 (which such Second Amendment, another other things, increased the principal balance of the Line of Credit Note to $25,000,000) (the "Line of Credit Note"), evidencing the Line of Credit Loan portion of the Credit Facility. To date, no Term Loans or Letters of Credit exist under the Credit Facility.

Borrowers have requested that the Termination Date be extended from November 12, 2004 until November 12, 2006, and that Lender agree to certain amendments to the Pricing Matrix attached as "Exhibit A" to the Loan Agreement. Lender has agreed to such changes.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.           Termination Date. Pursuant to that certain Third Amendment to Line of Credit Promissory Note dated of even date herewith, the Termination Date has been extended from November 12, 2004 until November 12, 2006. Accordingly, the definition "Termination Date" as the same appears in Section 1.1 of the Loan Agreement is modified and amended by deleting the date of November 12, 2004 and inserting in lieu thereof November 12, 2006.

2.           Pricing Matrix. The Pricing Matrix attached as Exhibit A is hereby deleted in its entirety, and the Revised Exhibit A which is attached hereto is inserted in lieu thereof.

3.           Line of Credit Note. Contemporaneously herewith, Borrowers and Lender have entered into the Third Amendment to Line of Credit Note. All references in the Loan Agreement to the Line of Credit Note shall refer to the Note, as so amended.

4.           Confirmation of Obligations. Except as herein modified, the Loan Agreement shall remain in full force and effect, and the Loan Agreement is hereby ratified and affirmed in all respects.

5.           No Novation and No Release of Collateral. The execution and delivery of this Agreement shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Loan Agreement; rather, this Agreement is strictly amendatory in nature. The execution, delivery, and performance of this Agreement shall not operate to release any Collateral securing the Credit Facility nor modify or otherwise affect the lien and security interest held by Lender in and to such Collateral.

6.           Counterparts. This Agreement may be executed in multiple counterparts and using multiple signature pages and shall be binding and enforceable at such time as each party has executed a counterpart of this Agreement. The signature of any party to a counterpart of this Agreement shall bind such party to the same extent as if all parties executed a single original hereof.

7.           Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

8.           Integration. Borrowers acknowledge and agree that no promises, agreements, understandings, or commitments of any nature whatsoever have been made by or on behalf of Lender in respect to the Credit Facility and the Loan Agreement, except as set forth herein. Specifically, Borrowers acknowledge and agree that Lender has made no agreement, and is in no way obligated, to grant any extension, indulgence, forbearance, or consent with respect to the Credit Facility or any matter relating to the Credit Facility, except as specifically set forth herein.

9.           Severability. If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

10.         Controlling Law. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. THE LENDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE BORROWERS AGREE THAT THE CREDIT FACILITY SHALL BE FUNDED FROM AND THIS AGREEMENT SHALL BE HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWERS WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE.

11. Waiver of Jury Trial. BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATED TO LOAN OBLIGATION, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND BORROWERS WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, AND ANY OTHER LOAN DOCUMENT, OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OF THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWERS ACKNOWLEDGE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWERS AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

BORROWERS:

ATRION CORPORATION, a Delaware corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION MEDICAL PRODUCTS, INC.,
an Alabama corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

HALKEY-ROBERTS CORPORATION, a Florida corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

QUEST MEDICAL, INC., a Texas corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION LEASING COMPANY, LLC, an Alabama limited liability company

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION INTERNATIONAL, INC., a U.S. Virgin Islands corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Secretary

LENDER:

SOUTHTRUST BANK,
an Alabama banking corporation

By: /s/ Robert Engram
Robert Engram
Its Vice President

REVISED EXHIBIT A
PRICING MATRIX (Effective 11/07/03)

If the ratio of Consolidated	The Line of Credit	The Unused Line	The Term Loan
Total Liabilities/Consolidated	Loan Margin	Fee Will Be:	Margin Will Be:
Tangible Net Worth is:	Will Be:
Greater than 2.00	200 bps (2.00%)	50 bps (.50%)	225 bps (2.25%)
1.51 to 2.00	150 bps (1.50%)	50 bps (.50%)	175 bps (1.75%)
1.15 to 1.50	125 bps (1.25%)	25 bps (.25%)	150 bps (1.50%)
Less than 1.15	100 bps (1.00%)	12.5 bps (.125%)	125 bps (1.25%)

*NOTE: The changes reflected in the above-Pricing Matrix also apply to the Pricing Matrix attached as Exhibit A to the Line of the Credit Note which is attached as Exhibit B to the Loan Agreement, and to the Pricing Matrix attached as Exhibit A to the Term Note which is attached as Exhibit D to the Loan Agreement.